Exhibit 10.3

EXTENSION OF CORPORATE SERVICES AGREEMENT

This Extension Agreement (this “Agreement”) is dated October 1, 2020 (the “Extension Date”) by and between Fidelity National Financial, Inc., a Delaware corporation (“PROVIDING PARTY”) and Cannae Holdings, Inc., a Delaware corporation (“RECEIVING PARTY”). PROVIDING PARTY and RECEIVING PARTY shall be referred to collectively in this Agreement as the “Parties” and individually as a “Party.”

WHEREAS, PROVIDING PARTY and RECEIVING PARTY entered into that certain Corporate Services Agreement, dated November 17, 2017 (the “CSA”), pursuant to which the PROVIDING PARTY provided various corporate services to RECEIVING PARTY. All capitalized terms not defined in this Agreement refer to the definition presented in the CSA; and
WHEREAS, the CSA provides for a term from November 17, 2017 until the third anniversary thereof (the “Initial Term”), and provides automatic renewal of the CSA for successive one (1) year terms under mutually agreeable arm’s length terms.

NOW THEREFORE, the Parties hereto agree as follows:

1.Term. The Term of the CSA will extended for a period of two (2) years following the expiration of the Initial Term until November 17, 2022 (the “Extended Term”). Upon the expiration of the Extended Term, the Renewal provisions of Section 2.1(b) shall apply.

2.Compensation. During the Extended Term, the PROVIDING PARTY agrees to provide each Corporate Service outlined in the CSA to the RECEIVING PARTY at PROVIDING PARTY’S Standard Allocation, as such term is defined in in the CSA plus ten percent (10%), and the RECEIVING PARTY agrees to pay or reimburse the PROVIDING PARTY for all fees, costs or other expenses paid by PROVIDING PARTY to third parties that are not Affiliates or employees of PROVIDING PARTY in connection with providing such Corporate Services or Transition Assistance, as the case may be.

3.All other terms and conditions of the CSA are unchanged and remain in full force and effect.

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IN WITNESS WHEREOF, the Parties, acting through their authorized officers, have caused this Corporate Services Agreement to be duly executed and delivered as of the date first above written.

PROVIDING PARTY:

FIDELITY NATIONAL FINANCIAL, INC.

By: _/s/Anthony J. Park_____________
Name: Anthony J. Park
Title: Executive Vice President, Chief Financial Officer

RECEIVING PARTY:

CANNAE HOLDINGS, INC.

By: _/s/Bryan D. Coy_____________
Name: Bryan D. Coy
Title: Executive Vice President,
Chief Financial Officer